Summary of significant accounting policies, estimates and judgments - Summary of Bank's Significant Exposures to Financial Instruments (Detail) - CDOR [Member] - Interest rate swap contract [member] - CAD ($)
$ in Millions
	Oct. 31, 2023	Oct. 31, 2022
Disclosure of financial instruments by type of interest rate [line items]
Non-derivative financial assets	$ 29,496	$ 18,493
Non-derivative financial liabilities	24,735	18,572
Derivative notional	$ 2,154,345	$ 2,226,700